Exhibit 99.5

Exhibit “1”

LINE OF CREDIT LOAN AGREEMENT

THIS LINE OF CREDIT LOAN AGREEMENT dated as of the ____ day of ________, 2009, is by and between Espre Solutions, Inc. (the “Borrower”) and Dalcor, Inc., (the “Lender”).

PRELIMINARY STATEMENT

At the request of the Borrower, the Lender has agreed, upon the terms and conditions hereinafter set forth, to make a line of credit loan to the Borrower in the amount of $1,750,000 determined to be the amount of funding which the Debtor requires to proceed with forward with operations for a period of at least one (1) year from and after the Plan Closing Date as referenced in the Amended Plan of Reorganization, as it may be amended or modified, with Dalcor’s input, (the “Plan”) in the Chapter 11 proceeding of the Borrower, case number 09-30572 -HDH-11 now pending in the Bankruptcy Court for the Northern District of Texas, Dallas Division.

In consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Borrower hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01  Certain Defined Terms.  As used herein, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

a)	“Agreement” shall mean this Line of Credit Loan Agreement, as the same may be amended from time to time.

b)	“Business Day” shall mean any day other than Saturday and Sunday and other than any other day on which Lenders are required or authorized to close in the State of Texas.

c)	“Events of Default” shall have the meaning specified in Section 7.01 of this Agreement.

d)
“Highest Lawful Rate” shall mean the maximum non-usurious rate of interest permitted by the applicable laws of the State of Texas or the United States of America, whichever shall permit the higher lawful rate, and as to which the Borrower could not successfully assert a claim or defense of usury, and to the extent that the maximum legal rate is determined by reference to the laws of the State of Texas, the maximum legal rate shall be determined by reference to the indicated rate ceiling (as defined and described in the Texas Finance Code, as amended) at the applicable time in effect.

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e)
“Person” shall mean an individual, corporation, partnership, joint venture, trust, unincorporated organization, association, joint stock company, government or any agency or political subdivision thereof or any other entity.

f)	“Property” shall mean any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

ARTICLE II

LINE OF CREDIT

Section 2.01  The Lender agrees, on the terms and conditions hereinafter set forth, to lend to Borrower, from time to time, on any Business Day during the period from the date hereof until the first anniversary of the Plan Closing Date (as that term is defined in the Plan) the cumulative sum of $1,750,000 (based upon the amount set forth in Disclosure Statement Exhibit VIII.B.) as follows:

Initial Plan Cloing Date Advance:	$1,000,000

July 15, 2009 Advance:	$500,000

November 1, 2009 Reserve Advance	$250,000

The November 1, 2009 Reserve Advance may be requested by the Borrower if revenue projections both prior to or after such date are not reasonably likely to be achieved as proposed in Disclosure Statement Exhibit VIII.B.

Section 2.02 The Borrower shall either: a) pay the interest on the aggregate unpaid principal amount of all outstanding amounts advanced hereunder at the rate of 6% per annum on each quarter after the first advance of funds hereunder; or b) cause the issuance of shares of Borrower in an amount proportionate to the amount of interest so accrued bears to the amount of the funds paid by Borrower for its New Espre Common Stock as received under the Plan, if the Lender at its sole option elects in writing to accept same as full and complete payment of such interest obligation.

Section 2.03 The Borrower shall either a) pay the principal amount  due on the anniversary date of the funds advanced hereunder; or b) the Lender may, at its sole option, accept as full and complete payment, New Espre Common Stock in an amount proportionate to the amount of interest so accrued and principal due bears to the amount of the funds paid by Borrower for the New Espre Common Stock as received under the Plan.

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If any principal or interest is not paid in accordance with the provisions contained herein  such overdue principal and, to the extent permitted by applicable law, overdue interest shall bear interest from the due date (stated or by acceleration), payable on demand, until paid at a rate equal to the Highest Lawful Rate.

ARTICLE III

CONDITIONS OF LENDING

Section 3.01 Condition Precedent.  The obligation of the Lender to make any advance of funding pursuant to the Loan on or after the Plan Closing Date is subject to the condition precedents:

a)	the New Espre Common Stock required to be issued to Dalcor in such an event has been issued on the Plan Closing Date on account of Dalcor being the Winning Interest Acquisition Bid;

b)	an electronically entered copy of the Confirmation Order has been delivered to Dalcor’s counsel; and

c)	the Effective Date of the Plan has occurred.

Section 3.02 Conditions for Subsequent Line of Credit Usage.  On the day any advance is made (i) the representations and warranties contained in Article IV of this Agreement are true and correct on and as of date as though made on and as of such date; and (b) no event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

In order to induce the Lender to enter into this Agreement, the Borrower hereby represents and warrants to the Lender (which representations and warranties shall survive the delivery of the Notes and the making of Loans) that:

Section 4.01 Partnership Existence, Power, Etc.  The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite power and authority to conduct its business and to execute, deliver and perform the obligations of the Borrower to the Lender under this Agreement, by virtue of the Confirmation of the Plan.  The Borrower is duly qualified to transact business and is in good standing under the laws of each jurisdiction in which the conduct of its business or the nature of its assets owned or leased makes such qualification necessary or advisable.

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Section 4.02  No Conflict or Resultant Lien. The execution, delivery and performance by the Borrower of the Agreement does not contravene any law or contractual restriction binding on or affecting such the Borrower or result in or require the creation of any lien upon or with respect to any of its Properties.

Section 4.03 No Consent. No consent, authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any Person is required for the due execution, delivery and performance by the Borrower of the Agreement, other than the entry of the Confirmation Order.

Section 4.04 Binding Obligations. This Agreement when approved by the Bankruptcy Court as a part of the Confirmation Order and the conditions precedent set forth in Section 3.01 are met, will be a legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by the effect of any applicable, bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors= rights generally and subject to the effect of general principles of equity.

ARTICLE V

AFFIRMATIVE COVENANTS

So long as any amount is owed under the Agreement:

Section 5.01 Taxes and Other Liens. The Borrower shall pay and discharge, or shall cause to be paid and discharged, promptly all taxes, assessments and governmental charges or levies imposed upon the Borrower or upon the income or any Property of the Borrower as well as all claims of any kind which, if unpaid, might become or cause the creation of a Lien upon any Property of the Borrower; provided, however, that the Borrower shall not be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings diligently conducted by or on behalf of the Borrower and, if required under generally accepted accounting principles, the Borrower shall have set up adequate reserves therefor.

Section 5.02  Insurance.  The Borrower shall maintain insurance of such types and in such amounts as are satisfactory to the Lender. If requested by the Lender, the Borrower shall promptly furnish the Lender with a detailed list, in form and substance satisfactory to the Lender, of all insurance then in effect on behalf of the Borrower.

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Section 5.03  Right of Inspection. The Borrower shall permit any officer or employee of, or agent designated by, the Lender, to visit and inspect any of the Properties of the Borrower examine the Borrower=s books or financial records, take copies and extracts therefrom, and discuss the affairs, finances and accounts of the Borrower with the Borrower all at such reasonable times and as often as the Lender may reasonably desire.

ARTICLE VI

NEGATIVE COVENANTS

So long as any amount owing under the Agreement shall remain outstanding:

Section 6.01  Liens.  The Borrower shall not create or suffer or permit to exist, any Lien upon or with respect to any of its assets, whether now owned or hereafter acquired.

ARTICLE VII

EVENTS OF DEFAULT

Section 7.01 Events of Default. If any of the following events (“Events of Default”) shall occur and be continuing:

a)
Any installment of interests or principal due per the Agreement is not paid when due, or any fee or other amount due the Lender under the Agreement is not paid when due or not paid within five (5) days of the date when due; or

b)
Any representation or warranty made by or on behalf of the Borrower, under or in connection with the Agreement shall prove to have been false, misleading or incorrect in any material respect when made; or

c)
Upon the occurrence of any other Event of Default, the Lender may, by notice to the Borrower, declare the entire unpaid principal amount, all unpaid accrued interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the entire unpaid principal amount of the Notes, all such unpaid accrued interest and all such other amounts shall become and be forthwith due and payable, without presentment, demand, protest, notice of intent to accelerate or further notice of any kind, all of which are hereby expressly waived by the Borrower.

Section 7.02  Other Remedies. Upon the occurrence and during the continuance of any Event of Default, the Lender may, proceed to protect and enforce its rights, either by suit in equity or by action at law or both, whether for the specific performance of any covenant or agreement contained in this Agreement or aid of the exercise of any power granted in this Agreement or may proceed to enforce the payment of the debt outstanding hereunder and interest thereon in the manner set forth herein; it being intended that no remedy conferred herein is to be exclusive of any other remedy, and each and every remedy contained herein shall be cumulative and shall be in addition to every other remedy given hereunder now or hereafter existing at law or in equity or by statute or otherwise.

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ARTICLE VIII

MISCELLANEOUS

Section 8.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement, nor consent to the departure by any Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 8.02  Notices, Etc.  All notices and other communications provided for hereunder shall be in writing (including telecopy communication) and mailed or telecopied or delivered, if to the Borrower, at ________, Attention: ________; and if to the Lender, at ________, Attention: ________; or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices and communications shall, be effective when deposited in the mail, postage prepaid, or confirmed telecopy delivery, respectively, addressed as aforesaid or by electronic mail to the electronic mail address set forth above.

Section 8.03  No Waiver. No failure on the part of the Lender to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

Section 8.04 Lender May Perform.  If the Borrower fails to perform any term, provision, covenant or agreement contained herein, the Lender may, but with absolutely no obligation to, itself perform, or cause performance of, such term, provision, covenant or agreement and the expenses of the Lender incurred in connection therewith, together with interest thereon, shall be payable by the Borrower under Section 8.05 of this Agreement.

Section 8.05  Costs, Expenses, Taxes, Etc. The Borrower agrees to pay on demand, together with interest thereon from the date of demand at the rate per annum equal to the Highest Lawful Rate, all costs and expenses incurred by the Lender in connection with the preparation, execution, delivery, filing, recording and administration of the Agreement, including, without limitation, the fees and out-of-pocket expenses of counsel for the Lender, and local counsel who may be retained by said counsel, with respect thereto and with respect to advising the Lender as to its rights and responsibilities under the Agreement, and all costs and expenses, if any (including counsel fees and expenses), in connection with the enforcement of the Agreement.  In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of the Agreement, and agrees to save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

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Section 8.06  Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement.

Section 8.07  Interest Limitation. It is the intention of the Borrower and the Lender to conform strictly to the usury laws applicable to the Lender. Accordingly, if the transactions contemplated hereby would be usurious under applicable law then, in that event, notwithstanding anything to the contrary in this Agreement, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law and is contracted for, taken, reserved, charged or received under this Agreement shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be credited by the Lender on the principal amount due; and (ii) in the event that the maturity of the obligation is accelerated or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to the Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by the Lender on the principal amount due (or, if the principal amount shall have been paid in full, refunded by the Lender to the Borrower).  All calculations made to compute the rate of interest that is contracted for, taken, reserved, charged or received under this Agreement in connection with the debt shall, for the purpose of determining whether such rate exceeds the maximum amount allowed by law applicable to the Lender, be made, to the extent permitted by such applicable law, by amortizing, prorating and spreading in equal parts during the period of the full stated term of the Loan all interest at any time contracted for, taken, reserved, charged or received by the Lender in connection therewith.

Section 8.08   Jury Waiver.  IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, THE LENDER AND BORROWER IRREVOCABLY WAIVE THEIR RIGHTS TO TRIAL BY JURY.

Section 8.09  Transfer of Notes, Etc.  The Lender may sell, assign or transfer all or any part of its rights and obligations under this Agreement and to the extent of any such sale, assignment or transfer the purchaser, assignee or transferee shall have the same rights, benefits and duties hereunder as it would have if it were the Lender hereunder. The Borrower hereby agrees that each such disposition will give rise to a direct obligation of the Borrower to such purchaser, assignee or transferee. The Lender may grant participations in or to all or any part of the debt owing or to be owing to the Lender. In connection with such sale, assignment, transfer or participation, the Lender may deliver to a prospective or actual participant such financial and other information concerning the Borrower to permit such prospective or actual participant to make an informed and independent credit decision regarding such transaction.

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Section 8.10  Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

Section 8.11  Binding Effect; Governing Law.  This Agreement shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

Section 8.12  Entire Agreement.  THIS AGREEMENT CONTAINS THE ENTIRE AGREEMENT AMONG THE PARTIES REGARDING THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR WRITTEN AND ORAL AGREEMENTS AND UNDERSTANDINGS AMONG THE PARTIES HERETO REGARDING SAME.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized effective as of the date first stated herein.

Signed this ___ day of March, 2009

DALCOR, INC.

By:	/s/ Oliver Chappaz
Oliver Chappaz,
Signatory and Attorney-in-Fact

ESPRE SOLUTIONS, INC.

By:	/s/ William Hopke
William Hopke, President/CEO

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